FIFTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

     THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of May 20, 2004, is entered into by and among Fleet Capital Corporation, as Administrative Agent (the "Administrative Agent"), Fleet Capital Canada Corporation, as Canadian Agent (the "Canadian Agent"), the Lenders and Canadian Participating Lenders party to the Loan Agreement (as defined below), Celadon Group, Inc., a Delaware corporation ("CGI"), Celadon Trucking Services, Inc., a New Jersey corporation ("CTSI"), TruckersB2B, Inc., a Delaware corporation ("TB2B"), and Celadon Canada, Inc., an Ontario corporation ("CCI" and together with CGI, CTSI and TB2B, collectively, the "Borrowers"), with reference to the following facts:

                                    RECITALS

     A. The Administrative Agent, the Canadian Agent, the Lenders, the Canadian Participating Lenders and the Borrowers are parties to the Loan and Security Agreement, dated as of September 26, 2002, as amended by the Waiver and First Amendment to Loan and Security Agreement, dated as of January 31, 2003, the Waiver and Second Amendment to Loan and Security Agreement, dated as of April 24, 2003, the Third Amendment to Loan and Security Agreement, dated as of August 21, 2003, and the Fourth Amendment to Loan and Security Agreement, dated as of January 16, 2004 (collectively, the "Loan Agreement"), pursuant to which the Lenders have provided the Borrowers with certain credit facilities.

     B. CGI proposes to issue additional shares of its common stock (the "Equity Offering") and requests the Lenders' consent to CGI's use of the net proceeds of the Equity Offering for purposes other than those required by the Loan Agreement.

     C. The Lenders are willing to issue such consent and to make certain other modifications to the Loan Agreement, all on the terms and conditions set forth below.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Defined Terms. Any and all initially capitalized terms used in this Amendment without definition shall have the respective meanings specified in the Loan Agreement.

     2. Consent to Requested Use of Proceeds of Equity Offering. The Lenders hereby agree that, notwithstanding anything to the contrary set forth in Section 3.3.4, the second sentence of Section 3.3.1, Section 8.2.6(a), or any other provision of the Loan Agreement, CGI shall have no obligation to use the net proceeds realized by CGI from the Equity Offering (the "Net Proceeds") to repay principal outstanding under the Domestic Term Loan and instead may use the Net Proceeds for each of the following purposes, in such order as CGI may elect:

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
          (i) CGI may use the Net Proceeds to repay all of the outstanding indebtedness of CTSI to Highway Express, Inc. under the CTSI-Seller Note referred to in the Third Amendment to the Loan Agreement;

          (ii) CGI may apply up to $8,000,000 of the Net Proceeds to repay equipment notes or operating lease obligations of any of the Borrowers; and

          (iii) CGI may use part or all of the Net Proceeds to reduce the obligations of the Borrowers under the Revolving Credit Loans facility.

     3. Amendment to Capital Expenditures Covenant. Section 8.2.8 of the Loan Agreement is hereby amended by deleting the reference therein to "$3,000,000" (which reference was added by the Second Amendment to the Loan Agreement) and substituting therefor a reference to "$12,000,000".

     4. Amendment Fee. In consideration of the agreement of the Lenders to amend the Loan Agreement as set forth in this Amendment, on the effective date of this Amendment, the Borrowers shall pay to the Administrative Agent, for the benefit of the Lenders, a one-time amendment fee in the amount of $10,000 (the "Amendment Fee"), which the Administrative Agent shall distribute to, and divide equally among, the Lenders. The Borrowers acknowledge and agree that the Administrative Agent shall effect payment of the Amendment Fee by charging the full amount thereof to the Domestic Loan Account as a Domestic Revolving Credit Loan.

     5. Conditions Precedent. The effectiveness of this Amendment shall be subject to the prior satisfaction of each of the following conditions:

          (a) This Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrowers, Majority Lenders and the Administrative Agent;

          (b) Secretary's Certificate. The Secretary of each of the Borrowers shall have executed the Certificate of Resolution attached to this Amendment.

     6. Miscellaneous.

          (a) Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment.

          (b) Reference to Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby

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

     amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended by this Amendment.

          (c) Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and the Borrowers ratify and confirm their agreements and covenants contained therein. The Borrowers hereby confirm that no Event of Default or Default exists as of the date of this Amendment.

          (d) Reaffirmation of Obligations. The Borrowers hereby reaffirm, ratify and confirm their Obligations under the Loan Agreement, acknowledge that they have no offset rights or defenses to the payment of such Obligations, and acknowledge that all of the terms and provisions of the Loan Agreement and the other Loan Documents (except as amended hereby) remain in full force and effect.

          (e) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

          (f) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

          (g) Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

          (h) Expenses of the Administrative Agent. Borrowers agree to pay on demand all costs and expenses reasonably incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto, and any and all subsequent amendments, modifications, and supplements hereto or thereto, including, without limitation, the costs and fees of legal counsel to the Administrative Agent.

          (i) NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

          (j) GOVERNING LAW; JURY TRIAL WAIVER. THE VALIDITY OF THIS AMENDMENT, ITS CONSTRUCTION,

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
     INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES TO THIS AMENDMENT HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING IN CONNECTION WITH THIS AMENDMENT.

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


     IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.

                                            CELADON GROUP, INC.,
                                            a Delaware corporation

                                            By:    /s/ Paul Will
                                               ---------------------------
                                                   Paul Will
                                                   Secretary


                                            CELADON TRUCKING SERVICES, INC.,
                                            a New Jersey corporation

                                            By:    /s/ Paul Will
                                               ---------------------------
                                                   Paul Will
                                                   Secretary


                                            TRUCKERSB2B, INC.,
                                            a Delaware corporation

                                            By:    /s/ Paul Will
                                               ---------------------------
                                                   Paul Will
                                                   Secretary


                                            CELADON CANADA, INC.,
                                            an Ontario corporation

                                            By:    /s/ Paul Will
                                               ---------------------------
                                                   Paul Will
                                                   Secretary


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

                                          FLEET CAPITAL CORPORATION, a Rhode
                                          Island corporation, as Administrative
                                          Agent and a Lender

                                          By:    /s/ Christopher M. Wolf
                                             -------------------------------
                                          Name:  Christopher M. Wolf
                                          Title: Vice President


                                          FIFTH THIRD BANK,
                                          as a Lender

                                          By:    /s/ David W. O'Neal
                                             -------------------------------
                                          Name:  David W. O'Neal
                                          Title: Vice President


                                          KEYBANK NATIONAL ASSOCIATION,
                                          as a Lender

                                          By:    /s/ Michael M. Maher
                                             --------------------------------
                                          Name:  Michael M. Maher
                                          Title: Senior Vice President


                                          LASALLE BANK NATIONAL ASSOCIATION,
                                          as a Lender

                                          By:    /s/ Andrew J. Crask
                                             --------------------------------
                                          Name:  Andrew J. Crask
                                          Title: Assistant Vice President


                                          FLEET CAPITAL CANADA CORPORATION,
                                          as Canadian Agent and Canadian Lender

                                          By:  Fleet Capital Corporation
                                          Its: Attorney-in-Fact

                                               By: /s/ Christopher M. Wolf
                                                  ---------------------------
                                               Name:  Christopher M. Wolf
                                               Title: Vice President

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

                            CERTIFICATE OF RESOLUTION
                            -------------------------


     I, Paul Will, hereby certify that:

     I am the duly qualified and acting Secretary of each of Celadon Group, Inc., a Delaware corporation, Celadon Trucking Services, Inc., a New Jersey corporation, TruckersB2B, Inc., a Delaware corporation, and Celadon Canada, Inc., an Ontario corporation (collectively, the "Borrowers").

     The following is a true copy of identical resolutions duly adopted by the respective boards of directors of each of the Borrowers by either a special meeting or by unanimous written consent in lieu of a meeting:

          "RESOLVED that the terms of the Fifth Amendment to Loan and Security Agreement among this corporation and the other Borrowers party thereto, the financial institutions which are signatories thereto, Fleet Capital Corporation, as Administrative Agent (the 'Agent'), and Fleet Capital Canada Corporation, as Canadian Agent, are hereby approved and ratified; and

          FURTHER RESOLVED, that any one officer of this corporation is hereby authorized and directed, on behalf of this corporation, to make, execute, and deliver to the Agent any and all documents and to do any and all acts necessary or desirable to effectuate the foregoing resolution."

     These resolutions are in conformity with the respective articles or certificate of incorporation and bylaws of the Borrowers, have never been modified or repealed, and are now in full force and effect.


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

     IN WITNESS WHEREOF, I have set my hand and the seal of the corporation as of May 20, 2004.


                                       /s/ Paul Will
                                    -------------------------------
                                    Paul Will
                                    Secretary of Celadon Group, Inc.
                                    Celadon Trucking Services, Inc.,
                                    TruckersB2B, Inc., and
                                    Celadon Canada, Inc.

















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